Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned officers of Intelligent Systems Corporation (the “Company”) hereby certifies that, to his or her knowledge, the Company’s quarterly report on Form 10-QSB for the period ended September 30, 2004 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 15, 2004	/s/ J. Leland Strange

J. Leland Strange Chief Executive Officer

/s/ Bonnie L. Herron

Bonnie L. Herron Chief Financial Officer